Exhibit 10.3

IDENTIPHI, INC.

AMENDMENT OF SECURED PROMISSORY NOTE

THIS AMENDMENT (this “Amendment”) of Secured Promissory Note, dated July 21, 2008, is entered into by and between IdentiPHI, Inc., a Delaware corporation (the “Maker”), and Key Ovation, LLC, a Texas limited liability company (the “Holder”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note (as defined below).

WHEREAS, the Maker issued that certain Secured Promissory Note, dated March 12, 2008, payable to the order of Zaychan Pty Limited, a corporation registered under the laws of Australia numbered A.C.N. 080 485 338 (the “Original Holder”), in the amount of up to One Million Seven Hundred Fifty Thousand Australian Dollars (AUD $1,750,000.00) (the “Original Note”); and

WHEREAS, the Maker, the Original Holder and the Holder subsequently entered into that certain Renewal, Modification and Extension of Promissory Note, dated June 30, 2008 (“First Modification”), amending the Original Note to provide, among other things, that the aggregate principal amount due under the Note is One Million Seven Hundred Three Thousand Six Hundred Thirty-Three and 93/100 Dollars (USD $1,703,633.93) (the “Principal Amount”), assigning the Original Holder’s interest in the Original Note to the Holder, and extending the maturity date to the earlier of a) July 31, 2008 and b) immediately upon the closing of a financing transaction in which the Maker issues and sells shares of equity securities or securities convertible into equity securities with gross proceeds to the Maker of USD $5,000,000 or more (the “Maturity Date”). The Original Note, as modified by the First Modification, shall be called the “Amended Note” hereafter; and

WHEREAS, the Company and the Holder desire to extend the Maturity Date of the Amended Note to the earlier of a) August 31, 2008 and b) immediately upon the closing of a financing transaction in which the Maker issues and sells shares of equity securities or securities convertible into equity securities with gross proceeds to the Maker of USD $5,000,000 or more (the “New Maturity Date”); and

WHEREAS, the Company the Holder desire to increase the Principal Amount by up to Four Hundred Thousand and 00/100 Dollars (USD $400,000.00), for an aggregate principal amount of up to a maximum of Two Million One Hundred Three Thousand Six Hundred Thirty-Three and 93/100 Dollars (USD $2,103,633.93) in legal and lawful money of the United States of America (the “New Principal Amount”); and

WHEREAS, Section 10 of the Note provides that any term of the Note may by amended, waived, discharged or terminated by a written instrument signed by the Maker and the Holder (as the assignee of the Original Holder); and

WHEREAS, the Maker and the Holder desire to amend the Maturity Date and the Principal Amount of the Note to provide for the New Maturity Date and the New Principal Amount.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The phrase in Section 2(a) of the Note “June 29, 2008 (the “Maturity Date”),” is hereby deleted and replaced in its entirety with the following, with the remainder of Section 2 of the Note remaining the same: “August 31, 2008 (the “Maturity Date”).”

2. The Principal Amount of the Note is hereby amended and consists of USD $1,703,633.93, plus such additional principal amount having been drawn down in writing, in one or more trances by the Maker in its sole discretion (pursuant to a Draw Down Request, in the form attached to the Note as Schedule A), up to a maximum aggregate principal amount of USD $2,103,633.93.

3. The principal amount and maturity date described in the First Modification are hereby amended consistent with the terms of this Amendment.

4. All other terms and conditions of the Note and the First Modification shall remain unchanged and, except as amended hereinunder, shall continue in full force and effect.

5. This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Signature Pages Follow]

IDENTIPHI, INC.

AMENDMENT OF SECURED PROMISSORY NOTE

SIGNATURE PAGE

Executed as of July 21, 2008.

MAKER:

IDENTIPHI, INC.

By:
Name:
Title:

ACKNOWLEDGED:

HOLDER:

KEY OVATION, LLC

By:
Name:
Title:

IDENTIPHI, INC.

SECOND AMENDMENT OF SECURED PROMISSORY NOTE

THIS SECOND AMENDMENT (this “Second Amendment”) of Secured Promissory Note, dated August 12, 2008, is entered into by and between IdentiPHI, Inc., a Delaware corporation (the “Company”), and Key Ovation, LLC, a Texas limited liability company (the “Holder”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Note (as defined below).

WHEREAS, the Company issued that certain Secured Promissory Note, dated March 12, 2008, payable to the order of Zaychan Pty Limited, a corporation registered under the laws of Australia numbered A.C.N. 080 485 338 (the “Original Holder”), in the amount of up to One Million Seven Hundred Fifty Thousand Australian Dollars (AUD $1,750,000.00) (the “Original Note”); and

WHEREAS, the Company, the Original Holder and the Holder subsequently entered into that certain Renewal, Modification and Extension of Promissory Note, dated June 30, 2008 (the “Modification”), amending the Original Note to provide, among other things, that the aggregate principal amount due under the Note is One Million Seven Hundred Three Thousand Six Hundred Thirty-Three and 93/100 Dollars (USD $1,703,633.93), assigning the Original Holder’s interest in the Original Note to the Holder, and extending the maturity date to the earlier of i) July 31, 2008, and ii) immediately upon the closing of a financing transaction in which the Company issues and sells shares of equity securities or securities convertible into equity securities with gross proceeds to the Company of USD $5,000,000 or more; and

WHEREAS, the Company and the Holder subsequently entered into that certain Amendment of Secured Promissory Note, dated July 21, 2008 (the “First Amendment”), amending the Original Note and the Modification to provide, among other things, for the extension of the maturity date of the Note to the earlier of i) August 31, 2008, and ii) immediately upon the closing of a financing transaction in which the Company issues and sells shares of equity securities or securities convertible into equity securities with gross proceeds to the Company of USD $5,000,000 or more (the “Prior Maturity Date”). The Original Note, as modified by the Modification and the First Amendment, shall be called the “Amended Note” hereafter; and

WHEREAS, the Company and the Holder desire to extend the Prior Maturity Date of the Amended Note to the earlier of i) October 31, 2008, and ii) immediately upon the closing of a financing transaction in which the Company issues and sells shares of equity securities or securities convertible into equity securities with gross proceeds to the Company of USD $5,000,000 or more (the “New Maturity Date”); and

WHEREAS, Section 10 of the Amended Note provides that any term of the Amended Note may by amended, waived, discharged or terminated by a written instrument signed by the Company and the Holder (as the assignee of the Original Holder).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

6. The phrase in Section 2(a) of the Amended Note “August 31, 2008 (the “Maturity Date”),” is hereby deleted and replaced in its entirety with the following, with the remainder of Section 2 of the Amended Note remaining the same: “October 31, 2008 (the “Maturity Date”).”

7. The maturity date described in the Modification is hereby amended consistent with the terms of this Second Amendment.

8. All other terms and conditions of the Amended Note and the Modification shall remain unchanged and, except as amended hereinunder, shall continue in full force and effect.

9. This Second Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

[Signature Page Follow]

IDENTIPHI, INC.

SECOND AMENDMENT OF SECURED PROMISSORY NOTE

SIGNATURE PAGE

Executed as of August 12, 2008.

COMPANY:

IDENTIPHI, INC.

By:
Name:
Title:

HOLDER:

KEY OVATION, LLC

By:
Name:
Title: